Exhibit 10.7

PROMISSORY NOTE ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS PROMISSORY NOTE ASSIGNMENT AGREEMENT (“Agreement”) is made and entered into as of April 1, 2021, by and among (i) Jaime Cardoso Danvila (the “Assignor”); (ii) CC Sponsor LLC, a Cayman Islands limited liability company (the “Assignee”); and (iii) Crescera Capital Acquisition Corp., a Cayman Islands exempted company and blank check company (the “Maker”).

WHEREAS, the Assignor is a party to a Promissory Note, dated March 12, 2021, with Maker as borrower (the “Promissory Note”); and

WHEREAS, the Assignor desires to assign, and the Assignee desires to assume, the Promissory Note.

NOW THEREFORE, for good and valuable consideration, the parties hereto agree as follows:

1.    Assignment. The Assignor hereby assigns to the Assignee all of the Assignor’s right, title and interest under the Promissory Note.

2.    Assumption. The Assignee hereby accepts the assignment from the Assignor set forth in Paragraph 1 hereof and assumes all of the Assignor’s right, title and interest under the Promissory Note.

3.    Consent. Pursuant to Section 13 of the Promissory Note, Maker consents to the assignment provided for in this Agreement.

4.    Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES OF SUCH JURISDICTION.

5.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

6.    Severability. If any provision of this Agreement shall be held invalid, illegal or unenforceable, the validity, legality or enforceability of the other provisions of this Agreement shall not be affected thereby, and there shall be deemed substituted for the provision at issue a valid, legal and enforceable provision as similar as possible to the provision at issue.

7.    Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. The exchange by facsimile of executed counterparts of this Agreement shall be deemed execution and delivery thereof.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first written above.

ASSIGNOR: Jaime Cardoso Danvila
By:	/s/ Jaime Cardoso Danvila
Name: Jaime Cardoso Danvila

[Signature Page to Assignment and Assumption Agreement of Promissory Note]

ASSIGNEE: CC Sponsor LLC
By:	/s/ Jaime Cardoso Danvila
Name: Jaime Cardoso Danvila
Title: Manager

[Signature Page to Assignment and Assumption Agreement of Promissory Note]

MAKER: Crescera Capital Acquisition Corp.
By:	/s/ Jaime Cardoso Danvila
Name: Jaime Cardoso Danvila
Title: Director

[Signature Page to Assignment and Assumption Agreement of Promissory Note]